                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                   COMMUNICATIONS SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          COMMUNICATIONS SYSTEMS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2000

                            ------------------------

    Notice is hereby given that the Annual Meeting of Shareholders of Communications Systems, Inc. will be held at the Radisson Hotel South and Plaza Tower, 7800 Normandale Boulevard, Minneapolis, Minnesota 55439, on Thursday, May 18, 2000 at 3:00 p.m., Central Daylight Time, for the following purposes:

    1. To elect three (3) directors to hold office until the 2003 Annual Meeting of Shareholders or until their successors are elected.

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on March 24, 2000 as the record date for determination of shareholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          Richard A. Primuth,
                                          SECRETARY

Hector, Minnesota
April 14, 2000

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                          COMMUNICATIONS SYSTEMS, INC.
                             213 SOUTH MAIN STREET
                            HECTOR, MINNESOTA 55342
                                 (320) 848-6231

                             ---------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement is furnished to the shareholders of Communications Systems, Inc. ("CSI" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held at the Radisson Hotel South and Plaza Tower, 7800 Normandale Boulevard, Minneapolis, Minnesota 55439 on Thursday, May 18, 2000, beginning at 3:00 p.m. or at any adjournment or adjournments thereof. The cost of this solicitation will be paid by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company's Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

    Any proxy may be revoked at any time before it is voted by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted by the persons designated as proxies in favor of the matters indicated. In the event any other matters which properly come before the meeting require a vote of shareholders, the persons named as proxies will vote in accordance with their judgment on such matters. The Company's corporate offices are located at 213 South Main Street, Hector, Minnesota 55342, and its telephone number is (320) 848-6231. The mailing of this Proxy Statement to shareholders of the Company commenced on or about April 14, 2000.

    The total number of shares outstanding and entitled to vote at the meeting as of March 24, 2000 consisted of 8,793,297 shares of $.05 par value Common Stock. Only shareholders of record at the close of business on March 24, 2000 will be entitled to vote at the meeting. Each share of Common Stock is entitled to one vote. Cumulative voting in the election of directors is not permitted. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting of Shareholders constitutes a quorum for the transaction of business.

    Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated at the meeting to determine whether or not a quorum is present. Abstentions on a particular item of business will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining approval of the matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the number of shares of the Company's Common Stock owned by each person known by the Company to own of record or beneficially five percent (5%) or more of the Company's Common Stock and all officers and directors of the Company as a group using information available as of March 17, 2000.

          NAME AND ADDRESS                AMOUNT AND NATURE OF      PERCENT
        OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP      OF CLASS
------------------------------------      --------------------      --------
Curtis A. Sampson                             1,637,191(1)           18.7%
213 South Main Street
Hector, MN 55342

Putnam Investments, Inc.                        688,032               7.8%
Putnam Advisory Company, Inc.
One Post Office Square
Boston, MA 02109

Dimensional Fund Advisors, Inc.                 450,300               5.1%
1299 Ocean Avenue
Santa Monica, CA 90401

John C. Ortman                                  545,350               6.2%
1506 17th Street
Lawrenceville, IL 62439

All directors and executive officers          2,661,391(2)           30.4%
as a group (16 persons)

------------------------

(1) Includes 13,898 shares owned by Mr. Sampson's spouse, as to which beneficial ownership is disclaimed, 88,500 shares which may be purchased within sixty days from the date hereof pursuant to outstanding stock options, and 315,273 shares owned by the Communications Systems, Inc. Employee Stock Ownership Plan ("CSI ESOP") of which Mr. Sampson is a Trustee and 18,267 shares of Company common stock owned by the Hector Communications Corporation Employee Stock Ownership Plan ("Hector ESOP") of which Mr. Sampson is a Trustee.
    Mr. Sampson disclaims any beneficial ownership of shares owned by the CSI ESOP and the Hector ESOP in excess of the 22,610 shares allocated to his account as of December 31, 1999.

(2) Includes 1,799,528 shares owned by officers and directors as a group directly, 66,218 shares held by their respective spouses, 462,105 shares which may be purchased by directors and officers within 60 days from the date hereof pursuant to outstanding stock options, 315,273 shares owned by the CSI ESOP and 18,267 shares of Company common stock owned by the Hector ESOP. Messrs. Curtis A. Sampson, Wayne E. Sampson and Paul N. Hanson serve as Trustees of the CSI ESOP and Mr. Curtis A. Sampson and Mr. Paul N. Hanson serve as Trustees of the Hector ESOP; except for shares allocated to the respective accounts of Mr. Curtis Sampson and Mr. Paul N. Hanson,
    Messrs. Sampson, Sampson and Hanson disclaim beneficial ownership of the shares held by such ESOPs.

                            1. ELECTION OF DIRECTORS

    The Board of Directors is presently comprised of ten director positions, divided into three classes, with each class of directors serving staggered three year terms. The Board of Directors has nominated and recommends for reelection as directors Messrs. Paul J. Anderson, Wayne E. Sampson and Frederick M. Green, who currently serve as directors and are each being renominated for a three year term expiring in 2003. The Board of Directors believes that each nominee named below will be able to serve, but should a nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board of Directors may propose.

    Information regarding the nominees and other directors filling unexpired terms is set forth on the following page, including information regarding their principal occupations currently and for the preceding five years. Ownership of Common Stock of the Company is given as of March 24, 2000. To the best of the Company's knowledge, unless otherwise indicated below, the persons indicated possess sole voting and investment power with respect to their stock ownership.

                                                                                  YEAR      AMOUNT OF     PERCENT OF
                                                                                CURRENT       COMMON      OUTSTANDING
                                                                     DIRECTOR     TERM        STOCK         COMMON
    NAME AND AGE       PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS   SINCE     EXPIRES     OWNERSHIP        STOCK
---------------------  --------------------------------------------  --------   --------   ------------   -----------
NOMINEES PROPOSED FOR ELECTION FOR TERMS EXPIRING IN 2003

Paul J. Anderson       Private Investor.                               1975       2000       175,618(1)       2.0%
  (68)

Wayne E. Sampson+      Management consultant; director of Hector       1981       2000       344,723(2)       3.9%
  (70)                 Communications Corporation.

Frederick M. Green     Chairman of the Board, President and Chief      1996       2000         9,000(3)       0.1%
  (57)                 Executive Officer of Ault Incorporated
                       (power conversion products).

DIRECTORS SERVING UNEXPIRED TERMS

Curtis A. Sampson+     Chairman of the Board, President and Chief      1969       2001     1,637,191(4)      18.7%
  (66)                 Executive Officer of the Company; Chairman
                       of the Board of Hector Communications
                       Corporation (independent telephone
                       companies); Chairman of the Board of
                       Canterbury Park Holding Corporation
                       (thoroughbred racetrack).

Joseph W. Parris       Attorney, Mediator, Arbitrator and Private      1995       2001       119,000(5)       1.4%
  (80)                 Investor.

                                                                                  YEAR      AMOUNT OF     PERCENT OF
                                                                                CURRENT       COMMON      OUTSTANDING
                                                                     DIRECTOR     TERM        STOCK         COMMON
    NAME AND AGE       PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS   SINCE     EXPIRES     OWNERSHIP        STOCK
---------------------  --------------------------------------------  --------   --------   ------------   -----------
Gerald D. Pint         Telecommunications Consultant since             1997       2001         7,000(6)       0.1%
  (64)                 September, 1993. Prior thereto Group Vice
                       President, Telecom Systems Group, 3-M
                       Company, 1989-1993. Director of
                       Norstan, Inc. (telecommunications equipment
                       and service company) and Inventronics Ltd.
                       (telecommunications equipment company).

Edwin C. Freeman       Vice President and General Manager,             1988       2002        29,100(7)       0.3%
  (44)                 Bro-Tex, Inc. (paper and cloth wiper
                       products, and fiber product recycler) since
                       March, 1992.

Luella Gross Goldberg  Trustee, University of Minnesota Foundation,    1997       2002         8,000(5)       0.1%
  (63)                 since 1975; Chair, from 1996 to 1998.
                       Trustee Emerita of Wellesley College since
                       1996; Trustee, 1978 to 1996; Acting
                       President during 1993; Chair of the Board of
                       Trustees, 1985 to 1993. Director, TCF
                       Financial Corporation, Reliastar Financial
                       Corp. and Hormel Foods Corporation.

Edward E. Strickland   Business and management consultant; Director    1981       2002        39,000(8)       0.4%
  (73)                 of: Reuter Manufacturing, Inc.
                       (manufacturing); Bio-Vascular, Inc. (medical
                       devices); Intercim, Inc. (factory management
                       software); Hector Communications Corporation
                       (independent telephone companies); and,
                       Quantech, Ltd. (medical devices).

Randall D. Sampson+    Chief Executive Officer of Canterbury Park      1999       2002        49,724(9)       0.6%
  (42)                 Holding Corporation (thoroughbred race
                       track).

------------------------

+ W.E. Sampson and C.A. Sampson are brothers, and R.D. Sampson is the son of C.A. Sampson.

(1) Includes 30,309 shared owned by Mr. Anderson's wife, as to which beneficial ownership is disclaimed, and 19,000 shared which may be purchased pursuant to outstanding and presently exercisable stock options. Mr. Anderson has received a loan from the corporation of $83,564 which bears interest at 8% per annum, is payable on demand and is secured by an airplane.

(2) Includes 14,150 shares owned by Mr. Sampson directly, 300 shares owned by his spouse, as to which beneficial ownership is disclaimed, 315,273 shares owned by the CSI ESOP of which Mr. Sampson is a Trustee and 15,000 shares which may be purchased pursuant to outstanding and presently exercisable stock options. Mr. Sampson disclaims any beneficial ownership of the shares owned by the CSI ESOP.

(3) Includes 9,000 shares which may be purchased pursuant to currently exercisable stock options.

(4) See footnote 1 under "Security Ownership of Certain Beneficial Owners and Management."

(5) Includes 6,000 shares which may be purchased pursuant to currently exercisable stock options.

(6) Includes 7,000 shares which may be purchased pursuant to currently exercisable stock options.

(7) Includes 2,100 shares owned by Mr. Freeman's spouse, as to which beneficial ownership is disclaimed, and 19,000 shares which may be purchased pursuant to outstanding and presently exercisable stock options.

(8) Includes 19,000 shares which may be purchased pursuant to currently exercisable stock options.

(9) Includes 31,524 shares owned by Mr. Sampson directly and 18,200 shares owned by his children as to which beneficial ownership is disclaimed.

INFORMATION REGARDING BOARD AND BOARD COMMITTEES

    The Board of Directors met four times during 1999. Each director nominee and continuing director attended at least 75% of the 1999 meetings of the Board and each committee on which such director served, except for Mr. Strickland who attended 60% of the meetings of the Board and the committee on which he served.

    All directors, other than C. A. Sampson, receive a monthly retainer of $750, plus $600 for each Board meeting and $500 for each committee meeting attended. Messrs. Freeman, W. E. Sampson and Pint, in consideration for their additional services as members of the Executive Committee, are paid an additional monthly retainer of $250. Mr. C. A. Sampson received no additional cash compensation for service on the Board.

    Presently, each non-employee member of the Board of Directors receives at the time of the annual meeting of the shareholders an option to purchase 3,000 shares of the Company's Common Stock. Each director's option is granted at a price equal to the fair market value of the Company's Common Stock on the date of grant exercisable over a ten-year period beginning six months after the date the option is granted.

    The Company has an Audit Committee consisting of Messrs. Paul J. Anderson,
W. E. Sampson and E. E. Strickland which met once during the last fiscal year. The Audit Committee recommends to the full Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants, as well as the internal accounting controls of the Company

    The Company has a Compensation Committee consisting of Edwin C. Freeman, Luella Gross Goldberg, Frederick M. Green and W. E. Sampson. The Compensation Committee met twice during the last fiscal year.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following tables show, for the fiscal years ending December 31, 1999, 1998 and 1997, the cash and other compensation paid to or accrued by the Company for each executive officer whose total cash compensation exceeded $100,000 with respect to fiscal 1999 in all capacities served, as well as information relating to option grants, option exercises and fiscal year end option values applicable to such persons.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                                                             AWARDS
                                                                          ------------
                                              ANNUAL COMPENSATION          SECURITIES
                                         ------------------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR      SALARY    BONUS(1)     OPTIONS      COMPENSATION(2)
---------------------------              --------   --------   --------   ------------   ---------------
Curtis A. Sampson,.....................    1999     $202,913   $ 50,000       18,000          13,712
  Chief Executive Officer(3)(5)            1998     $203,077   $ 29,000       24,000          17,348
                                           1997     $182,876   $ 40,000       19,500          19,040

C. S. Mondelli, President and..........    1999     $161,967   $ 43,750      115,000          10,941
  Chief Operating Officer; President,      1998     $ 10,833   $    -0-           --              --
  Transition Networks, Inc.(4)

Thomas J. Lapping......................    1999     $101,351   $ 50,000       10,005           7,291

Jeffrey K. Berg, President.............    1999     $125,867   $ 31,250       15,000           9,957
  Suttle Apparatus Corporation(5)(6)       1998     $122,308   $ 25,500       21,000          12,324
                                           1997     $113,493   $ 35,000       18,000          14,883

------------------------

Note: Certain columns have not been included in this table because the information called for therein is not applicable to the Company or the individual named above for the periods indicated.

(1) Bonuses indicated for each year have generally been determined in the first three months of the following year. See "Compensation Committee Report" below.

(2) All other compensation for Messrs. Sampson, Berg, Mondelli and Lapping consisted of Company contributions to the Company's 401(k) Plan and Employee Stock Ownership Plan.

(3) Mr. Sampson devotes approximately 60% of his working time to the Company. The balance of his working time Mr. Sampson serves as Chairman and Executive Officer of Hector Communications Corporation, for which he is separately compensated.

(4) Mr. Mondelli became an employee of the Company in December, 1998 when it acquired Transition Networks, Inc., where he served and continues to serve as President and CEO. Mr. Mondelli was also paid a retention bonus of $51,080 related to the Company's acquisition of Transition Networks, Inc. in December, 1998.

(5) In February 1998, pursuant to a Board of Director approval, the Company loaned to Curtis A. Sampson and Jeffrey K. Berg, respectively, $93,881 and $84,375 pursuant to a two-year promissory note bearing interest at 6.5% to enable said individuals to exercise stock options granted by the

    Company. The loans to Mr. Sampson and Mr. Berg are secured by the pledge of 10,600 shares and 10,000 shares, respectively, of the Company's common stock.

(6) In October 1998 the Company loaned Mr. Berg $190,000 at an adjustable interest rate initially set at 6.5% per annum under a promissory note providing for bi-weekly payments of $600. The current balance of the loan is $185,111. The loan is secured by a mortgage on real estate.

                             OPTION GRANTS IN 1999

                                                                  INDIVIDUAL GRANTS
                                   -------------------------------------------------------------------------------
                                                                                            POTENTIAL REALIZABLE
                                     NUMBER                                                   VALUE AT ASSUMED
                                       OF                                                   ANNUAL RATES OF STOCK
                                   SECURITIES     % OF TOTAL                               PRICE APPRECIATION FOR
                                   UNDERLYING   OPTIONS GRANTED   EXERCISE                       OPTION TERM
                                    OPTIONS     TO EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
NAME                                GRANTED          1999         PER SHARE      DATE         5%           10%
----                               ----------   ---------------   ---------   ----------   ---------   -----------
Curtis A. Sampson................     18,000             3%        $11.07       3/12/04    $ 31,849    $   92,371

C. S. (Sal) Mondelli.............    115,000          19.1%        $10.18       3/05/06    $476,592    $1,110,663

Jeffrey K. Berg..................     15,000           2.5%        $10.06       3/12/04    $ 41,691    $   92,126

Thomas J. Lapping................     10,005           1.7%        $10.13       3/17/04    $ 28,001    $   61,875

                      AGGREGATED OPTION EXERCISES IN 1999

    No options were exercised by executive officers in 1999.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee appointed by the Company's Board of Directors has primary responsibility in regard to determinations relating to executive compensation and administration of the Company's stock option plans. All decisions by the Compensation Committee pertaining to the compensation of the Company's executive officers are reviewed and approved by the full Board.

COMPENSATION POLICIES

    It is the objective of the Compensation Committee to pay compensation at levels which will attract, retain and motivate executives with superior leadership and management abilities and to structure the forms of compensation paid such that their interests will be closely aligned with achievement of superior financial performance by the Company. With these objectives in mind, the compensation currently paid to the Company's executive officers principally consists of three elements: base salary, bonus and periodic stock option awards.

COMPENSATION ELEMENTS

    Base salaries of the Company's executive officers are generally established by reference to base salaries paid to executives in similar positions with similar responsibilities based upon publicly available compensation surveys and limited informal surveys by Compensation Committee members. Base salaries are reviewed annually. Adjustments to base salaries are determined by reference to individual and company performance having in mind both measurable financial factors, as well as subjective judgments by the Compensation Committee in regard to factors such as development and execution of strategic plans, changes in areas of responsibility and the development and management of employees. The Compensation Committee does not, however, assign specific weights to these various quantitative and qualitative factors in reaching its decisions.

    Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, but only if they earn it through Company and individual performance. After year end results are available, the Committee determines each officer's bonus based on the Company's performance, as measured by such factors as growth in earnings per share, as well as the Compensation Committee's subjective assessment of individual performance in the executive's area of responsibility, but without assigning specific weight to the various qualitative and quantitative factors considered.

    Stock options are awarded to the Company's executives under the Company's 1992 Stock Plan. Stock options represent an additional vehicle for aligning management's and stockholders' interests, specifically motivating executives to remain focused on factors which will enhance the market value of the Company's common stock. If there is no price appreciation in the common stock, the option holders receive no benefit from the stock options, because options are granted with an option exercise price at least equal to the fair market value of the common stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Curtis A. Sampson participates in the same executive compensation plans provided to other senior executives and is evaluated by the same factors applicable to the other executives as described above. Mr. Sampson's total cash compensation with respect to 1999 was $252,913, an increase of 9% over total cash compensation related to 1998. In addition, Mr Sampson was granted options to purchase 18,000 shares of Company common stock in 1999, compared to options covering 24,000 shares granted to Mr. Sampson in 1998. Because of his significant holdings of Company common stock, under applicable IRS rules, Mr. Sampson's options are priced at 110% of the market price on the date of grant. The salary and bonus compensation payable to Mr. Sampson for 1999 as compared to 1998 reflects the Committees' evaluation of Mr. Sampson and the Company's performance for the 1999 fiscal year when the Company posted a 64% increase in revenues compared to 1998 and experienced a 18% increase in net income compared to 1998. The Compensation Committee believes, based upon their general knowledge of compensation paid to other chief executives and a review of published regional salary data (but without conducting a formal survey), that Mr. Sampson's total compensation is below that which could be reasonably justified in relation to the scope of his responsibilities and financial performance of the Company during the past several years.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

       Edwin C. Freeman   Louella Gross Goldberg   Frederick M. Green   Wayne E.
Sampson

                               PERFORMANCE GRAPH

    The following graph presents, at the end of each of the Company's last five fiscal years, the cumulative total return on the common stock of the Company as compared to the cumulative total return of the NASDAQ Stock Market Total Return Index (U.S. Companies), and NASDAQ Telecommunications Stock Total Return Index, assuming, in each case, the investment of $100 on the last business day before January 1, 1994 and the reinvestment of all dividends.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         COMMUNICATIONS     NASDAQ              NASDAQ
DOLLARS   Systems, Inc.  Stock Market  Telecommunications Stocks
1994                100           100                        100
1995                128           140                        117
1996                125           172                        129
1997                151           210                        165
1998                103           291                        148
1999                118           545                        146

                              CERTAIN TRANSACTIONS

TRANSACTIONS AND SHARED MANAGEMENT WITH HECTOR COMMUNICATIONS CORPORATION

    The Company makes available to Hector Communications Corporation ("HCC") which prior to 1990 was a subsidiary of the Company certain staff services and administrative systems, such as payroll and pension plan administration, with the related costs and expenses being paid by HCC. In 1999 and 1998 HCC paid the Company $270,000 and $300,000, respectively, for such services, amounts which management believes are no less than the cost the Company incurred in connection with providing such services.

    Two of the Company's executive officers, Curtis A. Sampson and Paul N. Hanson, each devote approximately 60% of their working time to the Company. Messrs. Sampson and Hanson devote substantially all of the remainder of their working time to HCC, of which Mr. Sampson serves as Chairman and Chief Executive Officer and Mr. Hanson serves as a director and Treasurer. These officers are separately compensated by HCC for their services to HCC.

REPORTS TO THE SECURITIES AND EXCHANGE COMMISSION

    The Company's officers, directors and beneficial holders of 10% or more of the Company's securities are required to file reports of their beneficial ownership with the Securities and Exchange Commission on SEC Forms 3, 4 and 5. According to the Company's records, during the period from January 1, 1999 to December 31, 1999, officers, directors and ten percent beneficial holders of the Company filed all reports with the Securities and Exchange Commission required under Section 16(a) related to their beneficial ownership. To the best of the Company's knowledge, all such reports have been filed in a timely manner.

                             THE COMPANY'S AUDITORS

    Deloitte & Touche have been the auditors for the Company since 1982 and have been selected by the Board of Directors, upon recommendation of the Audit Committee, to serve as such for the current fiscal year. A representative of Deloitte & Touche is expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and will be available to respond to appropriate questions.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    The proxy rules of the Securities and Exchange Commission permit shareholders of a company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission's proxy rules. The next annual meeting of the shareholders of Communications Systems, Inc. is expected to be held on or about May 15, 2001 and proxy materials in connection with that meeting are expected to be mailed on or about March 31, 2001. Shareholder proposals prepared in accordance with the Commission's proxy rules to be included in the Company's Proxy Statement must be received at the Company's corporate office, 213 South Main Street, Hector, Minnesota 55342, Attention: President, by December 30, 2000, in order to be considered for inclusion in the Board of Directors' Proxy Statement and proxy card for the 2000 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

    The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

    PROPERLY BROUGHT BUSINESS. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of the Company's Bylaws, which are available for inspection by shareholders at the Company's principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company's Bylaws.

    SHAREHOLDER NOMINATIONS. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year's annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of the Company's Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

                                 OTHER MATTERS

    Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

    The Company is transmitting with this Proxy Statement its Annual Report for the year ended December 31, 1999. SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1999 FORM 10-K REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO ASSISTANT SECRETARY, COMMUNICATIONS
SYSTEMS, INC., 213 SOUTH MAIN STREET, HECTOR, MINNESOTA 55342.

                                          By Order of the Board of Directors,

                                          Richard A. Primuth,
                                          SECRETARY

                          COMMUNICATIONS SYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2000

    The undersigned hereby appoints Curtis A. Sampson, Edwin C. Freeman, and Luella Gross Goldberg, or any of them, as proxies, with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Communications Systems, Inc., to be held Thursday, May 18, 2000, at
3:00 p.m. Central Daylight Time at the Radisson Hotel South and Plaza Tower, Minneapolis, Minnesota 55439, or at any adjournments thereof, hereby revoking all former proxies, as follows:

1. Election of Directors for terms expiring at the Company's 2003 Annual Shareholders Meeting.

/ /          WITH AUTHORITY to vote for all nominees listed below   / /       WITHOUT AUTHORITY to vote for
             (except as indicated to the contrary)                            nominees listed below

 (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

        PAUL J. ANDERSON        WAYNE E. SAMPSON       FREDERICK M. GREEN

--------------------------------------------------------------------------------

                  (Continued and to be signed on reverse side)

                         (Continued from previous side)

2. In their discretion upon any matters coming before the meeting.

                                             UNLESS OTHERWISE SPECIFIED, THE
                                             SHARES REPRESENTED BY THIS PROXY
                                             WILL BE VOTED "FOR" THE ELECTION OF
                                             THE DIRECTORS SUMMARIZED ON THE
                                             REVERSE SIDE OF THIS CARD.

                                             Dated _______________________, 2000

                                             ___________________________________

                                             Signature

                                             ___________________________________

                                             Signature if held jointly

                                             Please date and sign exactly as
                                             your name(s) appears below
                                             indicating, where proper, official
                                             position or representative capacity
                                             in which you are signing. When
                                             signing as executor, administrator,
                                             trustee or guardian, give full
                                             title as such; when shares have
                                             been issued in names of two or more
                                             persons, all should sign.